EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Melanie Marein-Efron, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Form 10-Q of Urban Outfitters, Inc. (the “Company”) for the three month period ended April 30, 2024, as filed with the Securities and Exchange Commission (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 10, 2024	By:	/s/ MELANIE MAREIN-EFRON
Melanie Marein-Efron Chief Financial Officer (Principal Financial Officer)